SafeSpace Global Corporation

AI-Powered Physical Safety Platform

Identify. Detect. Alert.

OTCID: SSGC

SafeSpace

Updated: June 2026

Forward Looking Statements

NO OFFER OR SOLICITATION. This communication is made pursuant to Section 5(d) of and/or Rule 163B under the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or institutional accredited investors solely for the purposes of familiarizing such investors with SafeSpace Global Corporation (the "Company"). No offering is being made at this time. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission (the "SEC"), after such registration statement becomes effective. No such registration statement has been publicly filed, or become effective, as of the date of this communication. All of the contents of this communication are strictly confidential. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

FORWARD-LOOKING STATEMENTS. The information in this Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this presentation regarding our business strategy, plans, goals, and objectives are forward-looking statements. When used in this presentation, the words "believe," "project," "expect," "anticipate," "estimate," "intend," "budget," "target," "aim," "strategy," "plan," "guidance," "outlook," "intent," "may," "should," "could," "will," "would," "will be," "will continue," "will likely result," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, associated with our business. These risks include, but are not limited to: our market opportunities and the potential growth of those markets; our strategy, expected outcomes, and growth prospects; trends in our operations, industry, and markets; our ability to execute our growth strategy and successfully acquire and integrate potential acquisition targets; our future profitability, indebtedness, liquidity, access to capital and financial condition; our ability to service our current and future indebtedness; any inability to attract, train or retain employees with the requisite skills and experience; failure by us or our employees to obtain and maintain necessary security clearances or certifications; changes in U.S. government practices or the adoption by governments of new laws, rules, regulations and programs in a manner adverse to us; our ability to remain in compliance with extensive laws and regulations that
apply to our business and operations; the increased expenses associated with being a public company; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes; the future trading prices of our common stock; and other risks and uncertainties set forth in our filings with the SEC from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein.
You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation.

MARKET AND INDUSTRY DATA. This Presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates for the purposes used herein, neither we nor any of our affiliates, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although we believe the sources are reliable, we have not independently verified the accuracy or completeness of data from such sources. Some data is also based on the Company's good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only, and there can be no assurance that such conditions will actually occur or result in positive returns.

SafeSpace

A I - P o w e r e d P h y s i c a l S a f e t y P l a t f o r m

Vision. Mission. Values.

V I S I O N

To be the global leader in applied multimodal AI technology

M I S S I O N

"We Help Save Lives."

C O R E V A L U E S

Customers Come First	Technology That Matters	Integrity	Have Fun Increasing Value

Executive Team & Organizational Readiness

New Functional Departments Built for Scale



Scott Boruff
CEO & CHAIRMAN OF THE BOARD



Dustin Hillis
PRESIDENT & CHIEF STRATEGY OFFICER



Michael Hrynuik
CHIEF FINANCIAL OFFICER



Anand Ijju
CHIEF TECHNOLOGY OFFICER

VP, AI & Technical Delivery

Shaun Kancherla

Oversees AI product roadmap and operational integration across all 4 verticals.



VP, Operations

Andy Sperry

Builds scalable operational infrastructure to support rapid multi-vertical growth.



Marketing Director and Head of IR

Carmel Fisher

Leads Investor Relations projects and communications. Builds brand presence, lead generation, and channel partner Marketing.



18-Month Transformation Timeline

Aug 2024 → June 2026

In the Beginning
Bootstrapped.
Only 10 people.
Triangular reverse-merger.

CSO Hired
Aug 2024

Dustin Hillis joins Healthcare Integrated Technologies (HITC) as Chief Strategy Officer.
Stock: $0.10.
3 months company assessment.

Capital Strategy
Q4 2024

Friends & Family Round
Investor outreach begins.

President
Jan 2025

Hillis promoted.
Rebrand to SafeSpace Global Launched.

$10M Raised
F&F round closed at $0.10–$0.12/share.
First major milestone.

Tech Overhaul
April 2025

New CTO team hired.
India office opened.
40+ AI engineers.

Team Build Out: 70+ ppl
Sales Team – 5+ people
Tech Team – 40+ people
Ops Team – 10+ people
Exec Team – 6+ people
Marketing Team – 3+ people

Strategic Partnerships
911inform (Partner)
BMRT (LOI)

Product Lauch Live
Feb 2026

15 new contracts signed.
8 locations installed.
2 case-uses working live:
- Elopement prevention
- Weapons detection

Result: In 18 months, HITC transformed from a zero-cash single-vertical startup into SafeSpace Global; a funded, multi-vertical AI technology company with live products and channel partnerships.

The Journey So Far

18 Months.
Massive Transformation.

"We Help Save Lives."

$10M Raised in 6 Months	**5 Verticals** In-development and Launched	**40+ AI Engineers** India Team
Live Products in the Market	**15 New Contracts** Signature HealthCARE, Wayman Place & Clearview	**Schools & Senior Living Facilities** Pipeline Access

Details in Appendix

Privacy, Protection and Peace-of-Mind: Senior Living


PEACE OF MIND
FOR FAMILIES
Because your residents deserve

https://safespaceglobal.ai/media/

Products & Live Market Traction: Senior Living

Working Products | Active Deployments | Proven Results

Elopement Detection AI

LIVE

Facial recognition AI preventing resident elopement in senior living facilities.

15 Contracts

7 Clearview
7 Signature HealthCARE
1 Wayman Place

Investigation AI

LIVE

Real-time AI-powered incident investigation and evidence management system. Running alongside elopement detection.

- From 8 hours to 8 minutes... Saving Time and Saving Lives.

8 live locations

Signature HealthCARE *Paid* Pilot: 24 locations completed
→ 7 new contracts signed | Actively installing and live.

Wayman Place *Paid* Pilot: 1 Facility
→ *land-and-expand* opportunity for the potential to add additional facilities

Clearview: 7 facilities

Senior Living: Market Leadership

Superior Product | Better Price | Government-Backed Reimbursement

Feature	SafeSpace Global	WanderGuard (Competitor)
Core Technology	Facial Recognition AI	RFID Wristband Tags
Real-Time AI Detection	✓ Yes	✗ No
Investigation Module	✓ Integrated	✗ Separate/None
CMS Reimbursement Eligible	✓ Yes (Dr. Oz/CMS)	Limited
Price Point	Superior Value	Higher Cost
Scalability	Multi-vertical AI	Single-use hardware

Senior Living Market Opportunity

*Sources:
Verkada
Motorola Avigilon
ZeroEyes
Evolv Technology
AlertMedia

*6 in 10 Individuals (living with dementia) will wander.

- Operational risk equals legal exposure.
- Facial recognition AI delivers faster, more accurate detection than RFID alternatives and SafeSpace's price point undercuts the incumbent at scale.

*Source: Alzheimers Association

CMP Reinvestment Program

Regulatory Tailwinds

As of March 2026

CMP Reinvestment Fund

Millions in federal fines returned to states to fund Quality Improvement.

AI restriction removed so facilities can apply for grants to purchase SafeSpace.

Total Funding Requested

Person-Centered alignment: CMS prioritizes non-restrictive technology.

Sales can use this to bypass capital budget restrictions.


4/16

CEO, Scott M. Boruff and President, Dustin Hillis meet with Dr. Oz to address lifting the AI-restrictions... successfully.

Program Summary

CMP: *Civil Monetary Penalty* Reinvestment Initiative

11 States Multi-state application coverage	**113 Facilities** Across 6 healthcare operator partners	**$2.96M** Total combined funding requested
3 Years Per-application funding term	**2 Tracks** Technology + Quality of Life per facility	**$485M** Combined CMP pool available across states

Sources: Combined CMP Pool

Education: Owning the School Safety Market

Pending BMRT Partnership | 3-Year Capture Strategy
Contingent on signed exclusives

US K-12 Schools	School Safety Market	Pending AEPA Access, *National Co-op*	911inform Access
130,000+	**$3.5B**	**10,000+**	**700**
Total addressable	*US annual spend (2025)*	*Schools via contract*	*Schools*

Competitive Landscape: School Safety AI

ZeroEyes	Gun detection only	High price point, limited AI scope
Evolv Technology	Physical weapon scanners	Expensive hardware, single-use
SaferWatch	Emergency Reporting Platform	No AI detection capability
SafeSpace	ONLY one with weapons detection and facial recognition.	

3-Year Market Capture Plan

- **2026** Seed: 911inform (700 schools) + Coming partnerships
- **2027** Scale: AEPA contract activation (10,000+ schools)
- **2028** Dominate: Multi-state expansion through channel partnerships

Goal: Capture 10%+ of addressable school safety market within 36 months through channel multiplier strategy

Privacy, Protection and Peace-of-Mind: K-12 Schools



LEMENTARY SCHOOL
DETECTION
Why schedule a demo?

https://safespaceglobal.ai/media/

Recent State Mandate: K-12 Schools

Weapons detection in schools is moving to mandated, statewide in the US

Georgia Is Setting the National Standard (HB1023)

First US State?

Georgia's HB1023 passed the House on February 25, 2026, **mandating weapons detection at every public-school** entry point statewide.

Daily, Routine Screening Is the New Benchmark. Georgia's model doesn't limit detection to special events; it requires screening integrated into normal arrival and dismissal every single day.

Funding Pathways Already Exist. Georgia's bill allows districts to leverage existing state school safety grants and approved funding sources.

Tennessee State leaders are mobilized to take action

Second US State?

Tennessee risks falling behind on a baseline safety.

Tennessee can follow the same model, making a **statewide mandate fiscally achievable, not just aspirational.**

The Technology Is Ready and Proven. Modern AI-powered weapons detection systems address the **four priorities schools require:** high throughput at peak arrival times, accuracy with minimal false alarms, a welcoming student experience, and day-to-day operational feasibility.



Dustin and Kyah Hillis with Sen. Jack Johnson

Sources: Georgia HB1023 | Georgia HB268 | South Carolina | Tennessee

There is considerable movement towards firmer, proactive school safety mandates.

Channel Partners:
Unlocking Massive Market Access - K-12 Schools

Multiplier Effect Through Strategic Partnerships

911inform

EDUCATION

Integrating with the 911inform platform, will position SafeSpace to unlock access to their entire existing customer base: 700 schools across 13,000 buildings, with no additional sales cycle required per location.

700 schools
13,000 buildings

Multiple Partnerships

EDUCATION / AEPA

Conversations underway to complete deeper vertical penetration

Channel partner in Colorado. Upon successful deployment, their contract with the Association of Educational Purchasing Agencies (AEPA) unlocks access to 10,000+ schools nationwide; a transformational opportunity for the education vertical.

10,000+ schools
via AEPA contract

BMRT

SCHOOL SAFETY

Signed LOI
*Exclusive agreement **pending***

One-for-one concealed weapons detection technology partnership. Positions SafeSpace to capture significant share of the school safety market, competing directly against ZeroEyes and other incumbents through superior AI.

Weapons' detection
for Schools

Combined channel access: 10,700+ schools | 13,000+ buildings; without building a direct sales force for each location

Addiction Treatment: Owning the Drug Rehab Market

Pending Addiction Treatment Partnership |
Contingent on signed exclusives

New Vertical
1
Addiction Treatment (rehabilitation centers)

Funding Commitment *(via Signed LOI)*
$2M
Method Five Labs

Exclusive Beta Partnership
5
New Addiction Treatment facilities through pilot with Antidote Venture Health LLC

Antidote Venture Health LLC Access
150
Expansion opportunity

Key Highlights

Launch of SafeSpace's New "Addiction Treatment" Vertical	Co-developed use cases focused on safety, accountability, relapse-risk indicators, and operational workflows tailored to recovery environments.
$2M Conditional Funding Commitment *(via signed LOI)*	Method Five Labs commits a conditional $2M *(via signed LOI)* to support SafeSpace's expansion into the Addiction Treatment market and accelerate product development.
Pilot Agreement With Antidote Health Ventures LLC	New MSA establishes a beta partnership covering **five initial facilities**
SafeSpace + Antidote Health LLC	Co-development partnership for the configurable behavioral-health and addiction treatment use-cases

Strategic Expansion

- New Funding Commitment *(via signed LOI)*
- New Vertical
- New Exclusive Partnership

Market Comparables – SaaS AI Safety & Security Sector

Company	ARR / Revenue (TTM)	Rev Multiple	Est. EV	Category	Note
Verkada	$500M	**12.5×**	**$5.8B**	Physical Security AI/SaaS	Cloud-native, multi-vertical
Motorola Avigilon	$2.1B	**7.3×**	**$16.8B**	Video Intelligence, Enterprise	Mature player, lower multiple
ZeroEyes	$25M	**20×**	**$500M**	AI Weapons Detection	High-growth startup, VC-backed
Evolv Technology	$145M	**7.5×**	**$1.3B**	AI Weapons Screening	Publicly traded (EVLV)
AlertMedia	$100M	**10×**	**$1.0B**	Emergency Notification SaaS	PE-backed, SaaS model
SafeSpace Global	**$145M (FY2029P)**	**10–20×**	**$1.45B–$2.9B**	**Multi-Vertical AI Safety**	**5 verticals, SaaS AI**

*Sources: Competitor Data_Source Document Verkada Motorola Avigilon ZeroEyes Evolv Technology AlertMedia

WHY SAFESPACE COULD COMMAND A PREMIUM MULTIPLE

4 Verticals

K-12 Schools, Correctional Facilities, Senior Living, Transportation

AI-Native

Facial recognition + applied multimodal AI = not retrofitted

SaaS Recurring

Subscription model drives high-quality ARR

Channel Scale

10,000+ schools via AEPA without direct sales cost

CMS Reimbursement

CMS reimbursement pathway reduces customer friction

FY2026 Financial Priorities

01

Hire Full-Time CFO (Q2 2026)

Done

SafeSpace has hired an experienced public company CFO to lead financial reporting, investor relations, and capital markets strategy: strengthening governance infrastructure and institutional investor credibility ahead of anticipated growth milestones.

02

Secure FY2026–2027 Financing Runway

$10–15M Target

Actively pursuing bridge financing to extend operational runway while advancing commercialization activities. Management believes a successful raise in the $10–15M range would meaningfully reduce the path to EBITDA improvement, with internal targets reflecting a narrowing operating loss through FY2027

03

Activate Channel Revenue Multipliers

FY2027 Revenue Target

Identified several channel partnerships and distribution relationships it believes have the potential to drive meaningful revenue growth in FY2027. These include opportunities in the K-12 education, healthcare, and public safety sectors.

911inform integrations are underway (700 schools / 13K buildings). AEPA activation (10,000+ schools). Signature HealthCARE expansion (7 signed + pipeline).

04

Drive to EBITDA Positive (FY2028)

FY2028 Internal Target

Management's internal model anticipates meaningful revenue scaling through FY2028 as licensing relationships mature. If revenue targets are achieved, the Company believes its asset-light model supports strong margin expansion.

Maintain cost discipline while scaling revenue.

05

Build Long-term Enterprise Value

FY2029 Outlook

If the Company achieves its internal revenue targets and market conditions remain favorable, management believes SSGC has the potential to reach a significant enterprise value milestone by FY2029, based on comparable SaaS AI company valuation multiples.

$6M Friends & Family Round

Current Offering: $.10/share · $100K minimum

Where We Started

In August 2024, HITC was trading at $0.06; a bootstrapped, 10-person company at pre-revenue stage and a single vertical in beta.

The First Two Rounds

Our first two funding rounds raised $10M from a committed network of supporters at $0.10–$0.12 per share; validating early belief in the platform and providing the runway to build our IP portfolio and technology foundation.
This round is structured differently. Investors will be subject to a 12-month lockup, aligning our capital base with our commercialization timeline and positioning the company for potential uplisting to a national exchange.

Where We Are Heading

This $6M bridge round at $0.10 per share, with a 12-month lockup, extends our runway and funds the milestones required to pursue NYSE American uplisting. Upon achieving applicable listing standards, we intend to raise additional institutional capital to sustain and accelerate that growth.

$10M Raised

F&F rounds at $0.10–$0.12/share (2024–2025)

$4.00

NYSE listing threshold (2026)

$.10/share

This round opened May 1 · $6M · Min. $100K

This offering involves significant risk. Forward-looking statements are not guarantees of future performance.

Q&A

Thank You.

Website:
www.safespaceglobal.ai

Email:
Investors@safespaceglobal.ai

Prepared By: SafeSpace Global Investor Relations

IR Contact: Carmel Fisher | Head of Investor Relations
investors@safespaceglobal.ai